QUESTAR FUNDS, INC.


                            THE EXCALIBUR FUND series
                 (formerly the Pheonix Management Fund series)

                         Supplement dated November 30, 2001
                                     to the
                         Prospectus dated April 2, 2001


Effective November 21, 2001, The Pheonix Management Fund series changed its name to The Excalibur Fund. Where reference is made to The Pheonix Management Fund it shall be replaced with The Excalibur Fund.

Effective November 21, 2001, the investment adviser's name changed from Pheonix Investment Management, Inc. to Excalibur Advisers, Inc. Where reference is made to Pheonix Investment Management, Inc. it shall be replaced with Excalibur Advisers, Inc.